                                 LOAN AGREEMENT

                                     between

                      INDIANA DEVELOPMENT FINANCE AUTHORITY

                                       and

                                PSI ENERGY, INC.

                         _______________________________

                                   $77,125,000
                      Indiana Development Finance Authority
                    Environmental Revenue Bonds, Series 2004B
                           (PSI Energy, Inc. Projects)

                         _______________________________

                                      Dated
                                      as of
                                December 1, 2004

                                TABLE OF CONTENTS

Section 2.2.   No Warranty by Issuer of Condition or Suitability

Section 3.5.   Company Required to Pay Costs in Event Project

ARTICLE IV.    LOAN BY ISSUER; LOAN PAYMENTS; ADDITIONAL PAYMENTS;

Section 4.7.   Company's Option to Elect Rate Period; Changes in

Section 5.8.   Company to Maintain its Corporate Existence; Conditions
                 Under Which Exceptions Permitted.............................20
Section 5.9.   Indemnification................................................21
Section 5.10.  Company Not to Adversely Affect Exclusion of Interest on

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT is made and entered into as of December 1, 2004 between the INDIANA  DEVELOPMENT  FINANCE  AUTHORITY (the "Issuer"),  a body politic and corporate, not a state agency but an independent instrumentality of the State of
Indiana (the "State"),  and PSI ENERGY,  INC. (the "Company"),  a public utility and corporation  duly organized and validly existing under the laws of the State of Indiana. Capitalized terms used in the following recitals are used as defined in Article I of this Agreement.

     WHEREAS,  Indiana  Code  4-4-10.9  and -11,  as  supplemented  and  amended
(collectively,  the "Act"),  authorizes and empowers the Issuer to issue revenue bonds and to lend the proceeds  therefrom to a user or developer for the purpose
of  financing  the  cost  of  acquisition,   construction,  or  installation  of
industrial  development  projects,  and vests the Issuer with powers that may be necessary to enable it to accomplish such purposes; and

     WHEREAS,  the Projects (as  hereinafter  defined) to be  undertaken  by the
Company will be of the character and will  accomplish  the purposes  provided by the Act, will promote  opportunities for the abatement,  reduction or prevention of  pollution  and the removal or  treatment of  substances  in materials  being processed  that  otherwise  would cause  pollution  when used,  will not have an adverse competitive effect on similar facilities  constructed or operating in or near Floyd, Vermillion,  Knox, Vigo and Gibson Counties in the State of Indiana,
will create  opportunities for gainful  employment and will be to the benefit of the  health,  safety,  morals  and  general  welfare of the  citizens  of Floyd,
Vermillion, Knox, Vigo and Gibson Counties and the State; and

     WHEREAS,   the  Issuer  has  prepared  a  report  describing  the  proposed industrial  development  projects,  estimating  the number and expense of public works or services  that would be made  necessary or  desirable,  estimating  the total cost of the  proposed  industrial  development  projects,  estimating  the number  of jobs to be  created  by the  projects  and the  resulting  additional payroll and  describing the  industrial  development  projects and how they will abate,  reduce,  or prevent  pollution,  and has  submitted  such  report to the executive director or chairman of the planning commission of the county in which each industrial development project is located; and

     WHEREAS, no written comments have been received from the executive director or chairman of such plan commissions; and

     WHEREAS, on November 16, 2004, the Issuer adopted a resolution finding that the  Projects  and the  proposed  financing  thereof  will be of  benefit to the
health,   safety,  morals,  and  general  welfare  of  the  citizens  of  Floyd,
Vermillion,  Knox, Vigo and Gibson Counties and the State, and complies with the purposes and  provisions of the Act after giving  notice in accordance  with the
Act and the Internal Revenue Code of 1986, as amended, and after the Issuer held a public  hearing on November 16, 2004,  with regard to the proposed  financing, and having  received no adverse  comments  about the  Projects  or the  proposed financing at the public hearing; and

     WHEREAS,  the Issuer  intends  to issue its  Environmental  Revenue  Bonds,
Series 2004B (PSI Energy,  Inc.  Projects) in the aggregate  principal amount of
Seventy-Seven  One Hundred  Twenty-Five  Thousand Million Dollars  ($77,125,000)
(the "Bonds")  pursuant to the Trust Indenture dated as of December 1, 2004 (the
"Indenture"),  between the Issuer and Deutsche Bank National Trust  Company,  as
trustee  (the  "Trustee"),  in order  to  obtain  funds  to loan to the  Company pursuant to this Loan Agreement,  between the Issuer and the Company in order to provide  funds  for (i)  financing  a portion  of the costs of the  acquisition, construction  and  installation  of the Projects and (ii) paying  various  costs incidental to such financing, including costs of issuance; and

     WHEREAS,  this Loan Agreement  provides for the repayment by the Company of the loan of the  proceeds of the Bonds and further  provides for such loan to be secured by the lien and security  interest  provided for in this Loan Agreement;
and

     WHEREAS,  pursuant to the Indenture,  the Issuer will assign certain of its rights  under this Loan  Agreement  as security  for the Bonds which are payable solely out of the payments to be made by the Company  under this Loan  Agreement and the security  interests  granted  thereby,  except to the extent paid out of
Bond proceeds and proceeds of condemnation and insurance; and

     WHEREAS,  the  execution  and  delivery  of  this  Loan  Agreement  and the
Indenture  and the  issuance of the Bonds  thereunder  have been in all respects duly and validly  authorized  by a  resolution  duly passed and  approved by the
Issuer.

     NOW   THEREFORE,   in   consideration   of  the  premises  and  the  mutual
representations and agreements hereinafter contained, the Issuer and the Company agree as  follows  (provided  that any  obligation  of the  Issuer  or the State created by or arising out of this  Agreement  shall never  constitute  a general debt of the Issuer or the State or give rise to any  pecuniary  liability of the
Issuer or the State but shall be payable  solely out of Revenues,  including the
Loan Payments made pursuant hereto and moneys drawn under any Credit Facility):

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.1. Use of Defined  Terms.  In addition to the words and terms  defined elsewhere in this Agreement,  the Indenture or by reference to another document, the words and terms set forth in Section 1.2 hereof  shall have the meanings set forth therein  unless the context or use clearly  indicates  another  meaning or intent.  Such definitions  shall be equally  applicable to both the singular and plural forms of any of the words and terms defined therein.

Section 1.2. Definitions. As used herein:

          "Additional  Payments"  means the  amounts  required to be paid by the
     Company pursuant to the provisions of Section 4.2 hereof.

          "Administration  Expenses" means the compensation  (which compensation shall not be greater than that typically charged in similar  circumstances)
     and reimbursement of reasonable out-of-pocket expenses and advances payable to the Trustee,  the Registrar,  the Remarketing  Agent, the Broker-Dealer,
     the Auction Agent, any Paying Agent and any Authenticating Agent.

          "Agreement" means this Loan Agreement, as amended or supplemented from time to time.

          "Bond  Insurer" means XL Capital  Assurance Inc. an insurance  company incorporated under the laws of the State of New York.

          "Bond  Insurance  Policy" means the insurance  policy  relating to the
     Bonds issued by the Bond Insurer.

          "Completion  Date" means the date of completion of the Projects as set forth in the certificate to be furnished by the Company pursuant to Section
     3.6 hereof.

          "Construction  Period"  means the period  between the beginning of the acquisition,  construction,  installation, equipping and improvement of the
     Projects and the Completion Date.

          "Engineer"  means an engineer  (who may be an employee of the Company)
     or  engineering  firm  qualified to practice the  profession of engineering under the laws of the State.

          "Event of Default"  means any of the events  described  as an Event of
     Default in Section 7.1 hereof.

          "Force Majeure" means any of the following:

     (i)  acts of God; strikes, lockouts or other industrial disturbances;  acts of public enemies;  orders or restraints of any kind of the government of the  United  States  of  America  or of the  State  or any of their departments,  agencies,  political  subdivisions or officials,  or any civil or military authority; insurrections; civil disturbances; riots;
          epidemics;  landslides;  lightning;  earthquakes;  fires;  hurricanes;
          tornados;  storms; droughts;  floods; arrests; restraint of government
          and  people;   explosions;   breakage,   nuclear  accidents  or  other
          malfunction or accident to facilities,  machinery,  transmission pipes or  canals;  partial  or  entire  failure  of a  utility  serving  the
          Projects;  shortages of labor, materials,  supplies or transportation;
          or

     (ii) any cause,  circumstance or event not reasonably within the control of the Company.

          "Generating  Stations" means,  collectively,  the generating  stations described in Exhibit A hereto.

          "IDEM" means the Department of  Environmental  Management of the State
     and any successor body, agency, commission or department.

          "Indenture" means the Trust Indenture  related to the Bonds,  dated as of the same date as this Agreement,  between the Issuer and the Trustee, as amended or supplemented from time to time.

          "Insurance  Agreement"  means  the  Insurance  Agreement  between  the
     Company and the Bond Insurer as amended or supplemented from time to time.

          "Interest Rate for Advances"  means the interest rate per year payable on the Bonds.

          "Investment  Grade Rating"  means a long-term  debt rating by a Rating
     Agency that is included in one of the four highest  debt rating  categories of the Rating  Agency,  provided  that such  rating  categories  shall mean generic categories and without regard to or other qualifications of ratings within each such generic rating category such as "+", "-", "1", "2" or "3".

          "Issuance  Costs"  means all costs  incurred  in  connection  with the issuance and delivery of the Bonds that  constitute  issuance  costs within the meaning of Section 147(g) of the Code.

          "Liquidity  Facility"  means a  liquidity  facility  as defined in the
     Indenture.

          "Loan"  means the loan by the Issuer to the  Company  of the  proceeds received from the sale of the Bonds.

          "Loan Payment  Date" means any date on which any Bond Service  Charges are due and payable.

          "Loan Payments"  means the amounts  required to be paid by the Company in repayment of the Loan pursuant to Section 4.1 hereof.

          "Notice Address" means:

          (a)   As to the Issuer:    Indiana Development Finance Authority
                                     One North Capitol, Suite 900
                                     Indianapolis, Indiana  46204
                                     Attention:  Executive Director

          (b)   As to the Company:   PSI Energy, Inc.
                                     139 East Fourth Street
                                     Cincinnati, Ohio  45202
                                     Attention:  Treasurer

          (c)   As to the Trustee:   Deutsche Bank National Trust Company
                                     222 South Riverside Plaza, 24th Floor
                                     Chicago, IL  60606
                                     Attention: Corporate Trust Administration

or such additional or different address,  notice of which is given under Section
8.3 hereof.

          "Opinion  of Bond  Counsel"  means a  written  opinion  of  nationally recognized  bond  counsel  selected by the Company  and  acceptable  to the
     Trustee who is experienced in matters  relating to the exclusion from gross income for federal income tax purposes of interest on obligations issued by states and their political subdivisions. Bond Counsel may be counsel to the
     Trustee or the Company

          "Person"  or  words  importing   persons  mean  firms,   associations,
     partnerships   (including   without   limitation,   general   and   limited
     partnerships),  limited  liability  entities,  joint  ventures,  societies, estates, trusts,  corporations,  public or governmental bodies, other legal entities and natural persons.

          "Pollution Control Facility" or "Pollution  Control  Facilities" means those  facilities  which are  pollution  control  facilities  as defined in
     Section 24 of Chapter  10.9 of the Act and which  constitute  "solid  waste disposal facilities" as described in Section 142(a)(6) of the Code.

          "Projects" or "Project  Facilities"  means the real,  personal or real and personal  property,  including  undivided or other  interests  therein, identified in the Project  Descriptions,  financed with the proceeds of the
     Bonds,  all of which  constitute  "solid waste disposal  facilities"  under
     Section 142(a)(6) of the Code.

          "Project  Costs" means the costs of the Projects  specified in Section
     3.4 hereof.

          "Project   Descriptions"   means  the   descriptions  of  the  Project
     Facilities  attached  hereto as  Exhibit  A, as the same may be  amended in accordance with this Agreement.

          "Project  Purposes" means the purposes of Pollution Control Facilities and  related  facilities  as  described  in the  Act  and  as  particularly described in Exhibit A hereto.

          "Project Sites" means the sites of the Generating Stations.

          "Revenues" means (a) the Loan Payments,  (b) all other moneys received or to be received by the Issuer  (excluding any fees paid to the Issuer and all Unassigned Issuer Rights) or the Trustee in respect of repayment of the
     Loan, including without limitation,  all moneys and investments in the Bond
     Fund,  (c) any moneys and  investments  in the  Project  Fund,  and (d) all income and profit from the  investment  of the foregoing  moneys.  The term
     "Revenues" does not include any moneys or investments in the Rebate Fund or the Bond Purchase Fund.

          "State" means the State of Indiana.

          "Trustee"  means  Deutsche  Bank  National  Trust  Company,  a banking corporation  duly  organized  and  validly  existing  under the laws of the
     United States of America and duly  authorized to exercise  corporate  trust powers in the State,  until a  successor  Trustee  shall have  become  such pursuant to the  applicable  provisions of the  Indenture,  and  thereafter
     "Trustee"  shall  mean the  successor  Trustee.  "Principal  Office" of the
     Trustee shall mean the corporate trust office of the Trustee,  which office at the date of issuance of the Bonds is located at its Notice Address.

          "Unassigned  Issuer  Rights"  means all of the rights of the Issuer to receive  Additional  Payments  under  Section  4.2  hereof,  to  inspection pursuant to Section 5.1 hereof,  to be held harmless and indemnified  under
     Section 5.9 hereof, to be reimbursed for attorney's fees and expenses under
     Section 7.4 hereof and to give or withhold consent to amendments,  changes, modifications,  alterations and termination of this Agreement under Section
     8.6 hereof and its right to enforce such rights.

Section 1.3. Interpretation. Any reference herein to the State, to the Issuer or to any member or officer of either includes entities or officials  succeeding to their  respective  functions,  duties  or  responsibilities  pursuant  to  or by operation of law or lawfully performing their functions.

          Any  reference to a section or provision  of the  Constitution  of the
     State or the Act,  or to a section,  provision  or  chapter of the  Indiana
     Code,  or to any  statute of the United  States of America,  includes  that section, provision or chapter as amended, modified,  revised,  supplemented or superseded from time to time; provided, that no amendment, modification, revision,  supplement or superseding section, provision or chapter shall be applicable solely by reason of this provision, if it constitutes in any way an impairment of the rights or  obligations of the Issuer,  the State,  the
     Holders, the Trustee,  the Registrar,  the Auction Agent, an Authenticating
     Agent,  a Paying Agent,  the Bond  Insurer,  the  Remarketing  Agent or the
     Company under this Agreement, the Indenture or the Bonds.

          Unless the context indicates  otherwise,  words importing the singular number  include  the plural  number,  and vice versa;  the terms  "hereof",
     "hereby", "herein",  "hereto",  "hereunder" and similar terms refer to this
     Agreement;  and the term "hereafter" means after, and the term "heretofore"
     means  before,  the date of  delivery  of the  Bonds.  Words of any  gender include  the  correlative  words of the  other  genders,  unless  the sense indicates otherwise.

Section 1.4. Captions and Headings.  The captions and headings in this Agreement are used solely for  convenience  of  reference  and in no way define,  limit or describe the scope or intent of any Articles, Sections, subsections,  paragraphs or subparagraphs or clauses hereof.

                               (End of Article I)

                                  ARTICLE II.

                                 REPRESENTATIONS

Section 2.1.  Representations  of the Issuer. The Issuer represents that: (a) it is a  body  politic  and  corporate,  not a  state  agency  but  an  independent instrumentality  of the State of Indiana,  duly  organized and validly  existing under  the  laws of the  State;  (b) it has  duly  accomplished  all  conditions necessary  to be  accomplished  by it prior to the  issuance and delivery of the
Bonds and the execution and delivery of this Agreement and the Indenture; (c) it is not in violation  of or in conflict  with any  provisions  of the laws of the
State which would impair its ability to carry out its  obligations  contained in this  Agreement  or the  Indenture;  (d)  it is  empowered  to  enter  into  the transactions  contemplated by this Agreement and the Indenture;  (e) it has duly authorized  the  execution,  delivery and  performance of this Agreement and the
Indenture;  (f) it will do all  things  in its  power in order to  maintain  its existence or assure the assumption of its  obligations  under this Agreement and the Indenture by any successor public body; and (g) following reasonable notice, a public  hearing was held on November  16, 2004 with respect to the issuance of the Bonds as required by Section 147 of the Code.

Section 2.2. No Warranty by Issuer of Condition or  Suitability of the Projects.
The Issuer makes no warranty,  either express or implied,  as to the suitability or utilization of the Projects for the Project Purposes,  or as to the condition of the Project Facilities or that the Project Facilities are or will be suitable for the Company's purposes or needs.

Section  2.3.   Representations  and  Covenants  of  the  Company.  The  Company
represents that:

     (a)  The Company has been duly  incorporated  and is validly  existing as a corporation  under the laws of the  State,  with  power and  authority
          (corporate  and other) to own its properties and conduct its business, to execute and deliver this  Agreement and to perform its  obligations under this Agreement.

     (b)  This Agreement has been duly authorized, executed and delivered by the
          Company and this Agreement  constitutes  the valid and legally binding obligations  of the  Company,  enforceable  in  accordance  with their
          terms,  subject,  as  to  enforcement,   to  bankruptcy,   insolvency,
          reorganization and other laws of general applicability  relating to or affecting creditors' rights and to general equity principles.

     (c)  The  execution,  delivery  and  performance  by the  Company  of  this
          Agreement and the consummation of the transactions contemplated hereby will not violate any provision of law or regulation  applicable to the
          Company,  or of any  writ  or  decree  of any  court  or  governmental instrumentality,  or of the  Amended  Articles  of  Consolidation,  as
          amended, or the By-laws of the Company, or of any mortgage, indenture, contract,  agreement  or other  undertaking  to which the Company is a party or which  purports to be binding upon the Company or upon any of its assets.

     (d)  The  Projects to be acquired,  constructed,  equipped,  installed  and improved  at the Project  Sites,  as  provided  under this  Agreement, constitute  Pollution Control Facilities under the Act, are consistent with and will  further  the  purposes  of the Act and will be  located entirely  within the State.  The Company will cause the Projects to be
          operated  and   maintained  in  such  manner  as  to  conform  to  all
          applicable,  if any, zoning,  planning,  building,  environmental  and other applicable governmental  regulations and all permits,  variances
          and  orders  issued  or  granted  pursuant   thereto,   including  the
          permit-to-install  for each portion of the  Projects,  which  permits, variances and orders have not been  withdrawn or otherwise  suspended, and to be consistent with the Act;

     (e)  It is expected that the Projects will be utilized as Pollution Control
          Facilities  under the Act  commencing  promptly  as  portions  thereof become  available for  utilization,  but in any event on or before the
          Completion Date;

     (f)  It presently intends to use or operate or cause to be used or operated the Projects in a manner  consistent  with the Project  Purposes until the date on which  the  Bonds  have  been  fully  paid and knows of no reason why the Projects will not be so operated.  The Company does not presently  intend to sell or otherwise  dispose of the Projects or any portion thereof

     (g)  At least 95% of the net  proceeds  (as  defined in Section  150 of the
          Code),  of the Bonds will be used to  provide  land or  property  of a character  subject to the allowance for  depreciation  for purposes of
          Section 167 of the Code. The Company will not request or authorize any disbursement  pursuant to Section 3.4 hereof,  which,  if paid,  would result  in less  than 95% of such  net  proceeds  being  so used.  The
          Issuance  Costs of the Bonds  financed  with the proceeds of the Bonds will not exceed 2% of the proceeds of the Bonds (within the meaning of
          Section 147(g) of the Code). None of the proceeds of the Bonds will be used to provide working capital.

     (h)  No portion of the Projects  have been acquired and placed in operation at substantially the level for which it was designed for more than one year prior to the date of delivery of the Bonds.

     (i)  In accordance  with Section 147(b) of the Code,  the weighted  average maturity  of the Bonds does not exceed  120% of the  weighted  average reasonably  expected economic life of the facilities being financed by the Bonds.

     (j)  None  of the  proceeds  of the  Bonds  will be  used  to  provide  any airplane;  skybox or other private  luxury box;  health club facility;
          any facility  primarily used for gambling;  or any store the principal business of which is the sale of alcoholic  beverages for  consumption off premises;

     (k)  The  Projects  have been and will be used wholly to control  pollution and  dispose  of  solid  waste  and  sewage  and was  designed  for no significant purpose other than pollution control and disposal of solid waste and sewage,  and the Projects  were not designed to result in an increase in  production  or capacity,  in a material  extension of the useful life of the Generating Stations or, in the case of the portions of  the  Projects  which  are  Pollution  Control  Facilities,  in the recovery of by-products of any substantial value.

     (l)  Less than 25% of the net  proceeds of the Bonds will be used  directly or  indirectly  to acquire land or any interest  therein,  and none of such land is being or will be used for farming purposes; no portion of the net  proceeds  of the  Bonds  will be  used  to  acquire  existing property or any interest therein unless the first use of such property or interest therein is pursuant to such acquisition;

     (m)  At no time will any funds  constituting gross proceeds of the Bonds be used in a manner  as  would  constitute  failure  of  compliance  with
          Section 148 of the Code.

     (n)  The Bonds are not and will not be  "federally  guaranteed"  within the meaning of Section 149(b) of the Code.

     (o)  It is not  anticipated  that  as of the  date  hereof,  there  will be created  any  "replacement  proceeds",  within the  meaning of Section
          1.148-1(c)  of the  Treasury  Regulations,  with respect to the Bonds;
          however, in the event that any such replacement proceeds are deemed to have been created,  such amounts will be invested in  compliance  with
          Section 148 of the Code.

     (p)  At least  95% of the  proceeds  of the Bonds  will be used to  provide
          "solid  waste  disposal  facilities"  within  the  meaning  of Section
          142(a)(6) of the Code;

     (q)  The  information  furnished  by the  Company and used by the Issuer in preparing the certification pursuant to Section 148 of the Code and in preparing the information  statement pursuant to Section 149(e) of the
          Code will be accurate  and  complete as of the date of issuance of the
          Bonds; and

     (r)  The Project  Facilities  do not include any office  except for offices
          (i) located on the  Project  Sites and (ii) not more than a de minimis amount  of the  functions  to be  performed  at which is not  directly related to the day-to-day operations of the Project Facilities.

                               (End of Article II)

                                  ARTICLE III.

                COMPLETION OF THE PROJECTS; ISSUANCE OF THE BONDS

Section 3.1. Acquisition,  Construction and Installation. The Company represents and agrees  that it (a) has caused or will cause the  Projects  to be  acquired, constructed  and installed on the Project  Sites in accordance  with the Project
Descriptions and in conformance  with all applicable,  valid and enforceable (i)
zoning, planning,  building,  environmental and other similar regulations of all governmental authorities having jurisdiction over the Projects and (ii) permits, variances  and orders  issued in respect of the Projects by IDEM,  noncompliance with which  would have a material  adverse  effect on the  Company's  ability to operate and  maintain  the  Projects or to perform  its  obligations  hereunder, provided  that the Company  reserves the right to contest in good faith any such regulations,  permits,  variances or orders, (b) will use its reasonable efforts to cause the acquisition,  construction and installation of other facilities and real and personal  property deemed  necessary in connection with the Projects to the end that the Projects  will fulfill the Project  Purposes,  (c) will pay all fees,  costs  and  expenses  incurred  in  such  acquisition,  construction  and installation and (d) will use its reasonable  efforts to ask,  demand,  sue for, levy,  recover  and  receive  all such  sums of money,  debts and other  demands whatsoever  which may be due, owing and payable under the terms of any contract, order,  receipt,  writing and  instruction in connection  with the  acquisition, construction and installation of the Projects,  and to enforce the provisions of any contract,  agreement,  obligation,  bond or other performance  security with respect  thereto;  provided  that in all  instances the Company shall retain the option of settlement  of any dispute.  Any amounts  received in connection  with actions taken under clause (d) of the  preceding  sentence,  after  deduction of expenses  incurred  in such  recovery,  prior  to the  Completion  Date and full disposition  of the  Project  Fund in  accordance  with this  Agreement  and the
Indenture, shall be paid into the Project Fund.

          It is  understood  that the  Projects are those of the Company and any contracts  made by the Company with respect  thereto,  whether  acquisition contracts,  installation contracts or otherwise,  or any work to be done by the  Company  on the  Projects  are made or done by the  Company on its own behalf and not as agent or contractor for the Issuer.

Section 3.2. Project Descriptions.  The Project Descriptions may be changed from time to time by, or with the  consent  of, the  Company  provided  that any such change shall not  adversely  affect the  exclusion of interest on the Bonds from gross income for federal income tax purposes.

Section 3.3. Issuance of the Bonds; Application of Proceeds. To provide funds to make the Loan to the Company to assist the Company in the financing of a portion of the costs of the Projects,  the Issuer will issue, sell and deliver the Bonds to the Original Purchaser. The Bonds will be issued pursuant to the Indenture in the aggregate  principal  amount,  will bear  interest,  will mature and will be subject to  redemption as set forth  therein.  The Company  hereby  approves the terms  and  conditions  of the  Indenture  and  the  Bonds,  and the  terms  and conditions  under  which the  Bonds  will be  issued,  sold and  delivered.  The
Company, for the benefit of the Issuer and each Bondholder, shall do and perform all acts and things  required or  contemplated  in the  Indenture  to be done or performed by the Company.

          The  proceeds  from  the sale of the  Bonds  (other  than any  accrued interest) shall be loaned to the Company to assist the Company in financing a portion of the costs of the Projects.  Those  proceeds shall be deposited in the Project Fund.  Any accrued  interest  shall be deposited in the Bond
     Fund. Pending disbursement  pursuant to Section 3.4 hereof, the proceeds so deposited  in the  Project  Fund,  together  with any  investment  earnings thereon,  shall constitute a part of the Revenues assigned by the Issuer to the payment of Bond Service Charges as provided in the Indenture.

Section 3.4. Disbursements from the Project Fund. Disbursements from the Project
Fund  shall  be  made  only  to  reimburse  or pay the  Company,  or any  Person designated by the Company, for the following Project Costs:

     (a)  Costs incurred  directly or indirectly  for or in connection  with the acquisition,  construction,  equipping, installation or improvement of the Projects,  including  but not limited to those costs  incurred for preliminary planning and studies,  architectural,  legal,  engineering and supervisory services,  labor,  services,  materials,  acquisition, construction and  installation,  recording of documents and title work relating to the Project Sites.

     (b)  Premiums  attributable  to all insurance  required to be taken out and maintained during the Construction Period with respect to the Projects and the premium on each surety bond, if any,  required with respect to work on the Projects.

     (c)  Taxes, assessments, interest on the Bonds and other charges in respect
          of  the  Projects   that  may  become  due  and  payable   during  the
          Construction Period for the Projects.

     (d)  Costs incurred directly or indirectly in seeking to enforce any remedy against  any  contractor  or  subcontractor  in respect of any default under any contract relating to the Projects.

     (e)  Financial, legal, accounting,  appraisal, printing and engraving fees, charges and expenses,  title insurance premiums, if any, and all other such fees,  charges  and  expenses  incurred  in  connection  with the authorization,  sale,  issuance  and  delivery  of the  Bonds  and the preparation  and delivery of the  Agreement,  the  Indenture and other related documents.

     (f)  Fees and expenses of the Trustee,  Authenticating  Agent, Paying Agent
          and Registrar (as such terms are defined in the Indenture),  including reasonable  counsel fees and  expenses,  properly  incurred  under the
          Indenture  that may become  due and  payable  during the  Construction
          Period, including the initial or acceptance fee of the Trustee.

     (g)  Any other incidental and necessary costs including without  limitation
          any  expenses,   fees  and  charges   relating  to  the   acquisition,
          construction or installation of the Projects.

     (h)  Payments made to the Rebate Fund.

     (i)  Any other expense permissible,  in the opinion of Bond Counsel,  under the Act.

          Any  disbursements  from the  Project  Fund for the payment of Project
     Costs  shall be made by the  Trustee  only  upon the  written  order of the
     Authorized Company Representative.  Each such written order shall be in the form of the disbursement  request attached hereto as Exhibit B and shall be consecutively  numbered.  In the  case of any  contract  providing  for the retention of a portion of the contract price, there shall be paid initially from the Project Fund only the net amount  remaining after deduction of any such portion, and when the amount of any such retention is due and payable, then such retention may be paid from the Project Fund.

          In  addition,   the  Company   shall  not  request  or  authorize  any
     disbursements  from the  Project  Fund prior to the  Completion  Date for a purpose or function other than to provide solid waste  disposal  facilities
     within  the  meaning  of  Section   142(a)(6)  of  the  Code,  unless  such
     disbursement  would not result in more than 5% of the net  proceeds  of the
     Bonds  (including  those  amounts  disbursed  pursuant to this Section 3.4)
     being used other than to provide solid waste disposal facilities  (treating
     Issuance  Costs so paid as being used other  than to  provide  solid  waste disposal  facilities),  unless  in  connection  with any such  disbursement request the Company provides the Trustee with an opinion of Bond Counsel or ruling of the Internal Revenue Service to the effect that such disbursement will not cause the interest on the Bonds to be included in the gross income of the Holders for federal income tax purposes.

          Receipt of a  disbursement  request,  in the form of the  disbursement request attached hereto as Exhibit B, shall be full  authorization  for the
     Trustee to make the disbursements  requested thereby, and the Trustee shall be entitled to rely without  further  inquiry on, and shall have no duty to check,  verify or  investigate,  the  statements  and  certifications  made therein or included therewith.

          Any moneys in the Project Fund remaining after the Completion Date and payment,  or  provision  for payment,  in full of the Project  Costs at the direction of the Authorized  Company  Representative  promptly shall be (a)
     used to acquire,  construct  or install such  additional  real and personal property comprising  Pollution Control Facilities as defined in the Act for use in  connection  with the Projects as is  designated  by the  Authorized
     Company  Representative  and  the  acquisition,   construction,  equipment,
     installation  and  improvement of which will be such as is permitted  under the Act,  (b) used for the  purchase  of Bonds in the open  market  for the purpose of  cancellation  at prices not  exceeding  the fair  market  value thereof plus  accrued  interest to the date of payment  therefor,  (c) paid into the Bond Fund to be applied to the payment of Bond Service  Charges on the Bonds or the redemption of the Bonds,  or (d) used for a combination of the foregoing as is provided in that direction or for any other purposes as are or may be permitted  under the Act;  provided  that, in all such cases,
     (A) those  moneys  shall be so used or applied only to the extent that such use or  application  will not,  in the  opinion of Bond  Counsel or under a ruling of the Internal Revenue  Service,  adversely affect the exclusion of the interest on the Bonds from the gross income of the Holders  thereof and
     (B) any money  remaining in the Project Fund  following  completion  of the
     Projects  shall be invested in  accordance  with the Code in such manner as not to adversely affect the exclusion of the interest on the Bonds from the gross income of the Holders thereof.

Section 3.5. Company  Required to Pay Costs in Event Project Fund  Insufficient.
If moneys in the Project Fund are not sufficient to pay all Project  Costs,  the
Company,  nonetheless,  will  complete  the Projects or cause the Projects to be completed,  in order to  fulfill  the  Project  Purposes  and shall pay all such additional  Project Costs from its own funds.  The Company shall not be entitled to any reimbursement for any such additional  Project Costs from the Issuer, the
Trustee  or the  Holders of any of the Bonds,  nor shall it be  entitled  to any abatement,  diminution or postponement of the Loan Payments. The Issuer does not make any representation that the moneys which will be paid into the Project Fund and which under the  provisions of this  Agreement will be available for payment of Project Costs, will be sufficient to pay all the costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Project  Fund,  the Company  should pay  pursuant  hereto any portion of the
costs  listed  in  Section  3.4  hereof,   it  shall  not  be  entitled  to  any
reimbursement therefor from the State, the Issuer, the Trustee or the Holders of any of the Bonds.

Section  3.6.  Completion  Date.  The  Company  shall  notify the Issuer and the
Trustee of the Completion Date by a certificate signed by the Authorized Company
Representative stating:

     (a)  the date on which the Projects  were  substantially  completed and all other  facilities  necessary in connection with the Projects have been acquired, constructed and installed;

     (b)  that the  acquisition,  construction  and installation of the Projects and such other  facilities have been  accomplished in such a manner as to conform  with all  applicable,  legal and valid  zoning,  planning, building, environmental and other similar governmental regulations, so as not to have a material  adverse effect on the Company's  ability to operate  the  Projects  for  the  Project  Purposes  and  perform  its obligations hereunder;

     (c)  that,  except as provided in clause (d) of this Section 3.6, all costs of that  acquisition  and  installation  then and  theretofore due and payable have been paid; and

     (d)  the amount which the Trustee  shall retain in the Project Fund for the payment  of  Project  Costs not yet due or for  liabilities  which the
          Company is  contesting or which  otherwise  should be retained and the reasons such amount should be retained.

That  certificate  may state that it is given  without  prejudice  to any rights against third parties which then exist or subsequently  may come into being. The
Authorized  Company   Representative  shall  include  with  that  certificate  a statement  describing  the items of personal  property  comprising a part of the
Projects.  The certificate  shall be delivered as promptly as practicable  after the occurrence of the events and  conditions  referred to in clauses (a) through
(d) of this Section.

Section 3.7.  Investment  of Fund  Moneys.  At the oral  (confirmed  promptly in writing) or written request of the Company,  any moneys held as part of the Bond
Fund, the Project Fund or the Rebate Fund shall be invested or reinvested by the
Trustee in Eligible Investments; provided, that such moneys shall be invested or reinvested by the Trustee only in Eligible  Investments  which shall mature,  or which shall be subject to redemption by the holder thereof at the option of such holder,  not later than the date upon which the moneys so invested are needed to make  payments  from those  Funds.  The Company  hereby  covenants  that it will restrict that  investment  and  reinvestment  and the use of the proceeds of the
Bonds in such manner and to such extent, if any, as may be necessary so that the
Bonds will not constitute arbitrage bonds under Section 148 of the Code.

          The Company shall provide the Issuer with, and the Issuer may base its certificate  and  statement,  each as  authorized  by the Bond  Resolution, solely on a certificate of an appropriate officer,  employee or agent of or consultant  to the Company for inclusion in the  transcript of  proceedings for the Bonds, setting forth the reasonable  expectations of the Company on the date of delivery of and payment for the Bonds  regarding the amount and use of the proceeds of the Bonds and the facts, estimates and circumstances on which those expectations are based.

Section 3.8.  Agreement as to Ownership of Projects.  The Issuer  agrees that it shall not have any  interest  in,  title to or  ownership of the Projects or the
Project Sites.

Section 3.9. Use of Projects.  The Issuer does hereby covenant and agree that it will not take any  action,  or cause any action to be taken,  during the term of this Agreement,  other than pursuant to Article VII of this Agreement or Article
VII of the Indenture,  to interfere with the Company's ownership of the Projects or to prevent the Company from having possession,  custody, use and enjoyment of the Projects, except such action as is requested by the Trustee in enforcing any remedies available to it under this Agreement or the Indenture.

Section  3.10.  Rebate  Fund.  To the extent  required  by  Section  5.09 of the
Indenture, within five days after the end of the fifth Bond Year and every fifth
Bond  Year  thereafter,  and  within  five  days  after  payment  in full of all outstanding  Bonds, the Company shall calculate the amount of Excess Earnings as of the end of that Bond Year or the date of such  payment  and shall  notify the
Trustee of that amount. If the amount then on deposit in the Rebate Fund created under the  Indenture  is less than the amount of Excess  Earnings  (computed  by taking into account the amount or amounts, if any, previously paid to the United
States pursuant to Section 5.09 of the Indenture and this Section),  the Company shall, within five days after the date of the aforesaid calculation,  pay to the
Trustee for deposit in the Rebate Fund an amount  sufficient to cause the Rebate
Fund to contain an amount equal to the Excess  Earnings.  The  obligation of the
Company to make such  payments  shall  remain in effect and be binding  upon the
Company notwithstanding the release and discharge of the Indenture.  The Company shall obtain and keep such  records of the  computations  made  pursuant to this
Section as are required under Section 148(f) of the Code.

                              (End of Article III)

                                  ARTICLE IV.

                         LOAN BY ISSUER; LOAN PAYMENTS;
                      ADDITIONAL PAYMENTS; CREDIT FACILITY

Section 4.1. Loan  Repayment.  Upon the terms and conditions of this  Agreement, the Issuer  agrees to make the Loan to the  Company.  The  proceeds  of the Loan shall be  deposited  with  the  Trustee  pursuant  to  Section  3.3  hereof.  In consideration  of and in repayment  of the Loan,  the Company  shall,  under all circumstances and without reduction for any reason,  make, as Loan Payments,  to the  Trustee for the account of the Issuer,  payments  which  correspond,  as to time, and are equal in amount as of the Loan Payment Date, to the  corresponding
Bond Service  Charges  payable on the Bonds.  All Loan Payments  received by the
Trustee  shall be held and disbursed in  accordance  with the  provisions of the
Indenture  and this  Agreement  for  application  to the payment of Bond Service
Charges.

          The Company  shall be entitled to a credit  against the Loan  Payments required to be made on any Loan Payment Date to the extent that the balance of the Bond Fund is then in excess of amounts  required (a) for the payment of Bonds theretofore matured or theretofore called for redemption, or to be called for redemption pursuant to Section 6.1 hereof (b) for the payment of interest  for  which  checks or drafts  have been  drawn and  mailed by the
     Trustee or Paying  Agent,  and (c) to be  deposited in the Bond Fund by the
     Indenture for use other than for the payment of Bond Service Charges due on that Loan Payment Date.

          The Company's obligation to make Loan Payments shall be reduced to the extent of any  payments  made by the Bond Insurer to the Trustee in respect of the  principal  of,  premium,  if any, or interest on the Bonds when due pursuant to the Bond Insurance Policy,  provided, that the Bond Insurer has been  reimbursed  for such  payments  in  accordance  with the terms of the
     Insurance Agreement.

          Except  for  such  interest  of the  Company  as may  hereafter  arise pursuant to Section 8.2 hereof or Sections  5.07 or 5.08 of the  Indenture, the Company and the Issuer each acknowledge  that neither the Company,  the
     State nor the Issuer has any interest in the Bond Fund or the Bond Purchase
     Fund, and any moneys deposited  therein shall be in the custody of and held by the Trustee in trust for the benefit of the Holders.

Section  4.2.  Additional  Payments.  The Company  shall pay to the  Issuer,  as
Additional  Payments  hereunder,  any  and all  reasonable  costs  and  expenses incurred  or to be paid by the  Issuer  in  connection  with  the  issuance  and delivery of the Bonds or otherwise  related to actions taken by the Issuer under this Agreement or the Indenture.

          The Company shall pay the Administration  Expenses to the Trustee, the
     Registrar,  the Remarketing  Agent, the Auction Agent, and any Paying Agent
     or Authenticating Agent, as appropriate, as Additional Payments hereunder.

          The Company may, without creating a default hereunder, contest in good faith the reasonableness of any such cost or expense incurred or to be paid by the  Issuer  and any  Administration  Expenses  claimed to be due to the
     Trustee,  the Registrar,  the Auction Agent,  the  Remarketing  Agent,  any
     Paying Agent or any Authenticating Agent.

          In the  event  the  Company  should  fail  to pay any  Loan  Payments,
     Additional Payments or Administration Expenses as provided herein when due, the payment in default shall continue as an obligation of the Company until the amount in default  shall have been fully paid  together  with  interest thereon during the default period at the Interest Rate for Advances.

Section  4.3.  Place of  Payments.  The  Company  shall  make all Loan  Payments directly to the Trustee at its Principal  Office.  Additional  Payments shall be made directly to the person or entity to whom or to which they are due.

Section 4.4. Obligations  Unconditional.  The obligations of the Company to make
Loan  Payments,  Additional  Payments and any  payments  required of the Company under Section 5.09 of the Indenture shall be absolute and unconditional, and the
Company  shall make such  payments  without  abatement,  diminution or deduction
regardless  of  any  cause  or  circumstances   whatsoever  including,   without
limitation,  any defense, set-off,  recoupment or counterclaim which the Company may  have or  assert  against  the  Issuer,  the  Trustee,  the  Registrar,  the
Remarketing Agent, the Auction Agent, the Paying Agent or any other Person.

Section 4.5. Assignment of Revenues and Agreement. To secure the payment of Bond
Service  Charges,  the  Issuer  shall,  by the  Indenture,  (a)  absolutely  and irrevocably  assign to the Trustee,  its  successors  in trust and its and their assigns  forever,  all of the Issuer's  rights and remedies under this Agreement
(except for the Unassigned Issuer Rights),  and (b) grant a security interest to the Trustee,  its successors in trust and its and their assigns forever,  in all of its rights to and interest in the Revenues including, without limitation, all
Loan Payments and other  amounts  receivable by or on behalf of the Issuer under the Agreement in respect of repayment of the Loan. The Company hereby agrees and consents to those assignments and that grant of a security interest.

Section 4.6. Bond Insurance Policy; Liquidity Facility; Cancellation.

     (a)  The  Company  agrees to support the  payment of the  principal  of and interest  on the  Bonds by  causing  the Bond  Insurance  Policy to be delivered to the Trustee on the date of the delivery of the Bonds.

     (b)  The Company may provide for the delivery of a Liquidity Facility.

     (c)  The Company may cancel any  Liquidity  Facility then in effect at such time and direct the  Trustee in writing to  surrender  such  Liquidity
          Facility to the  Liquidity  Facility  Issuer by which it was issued in accordance  with the Indenture;  provided,  that no such  cancellation shall become  effective and no such  surrender  shall take place until all Bonds  subject to  purchase  pursuant  to  Section  4.07(d) of the
          Indenture have been so purchased or redeemed with the proceeds of such
          Liquidity Facility.

Section 4.7. Company's Option to Elect Rate Period;  Changes in Auction Date and
Length of Auction  Periods.  The Company shall have, and is hereby granted,  the option to elect to convert on any Conversion Date the interest rate borne by the
Bonds to another Variable Rate or to return to the Auction Rate, to be effective for a Rate Period  pursuant to the provisions of Article II of the Indenture and subject to the terms and conditions  set forth  therein.  The Company shall also have the  option to direct  the  change of  Auction  Dates  and/or the length of
Auction Rate Periods (as such terms are defined in the  Indenture) in accordance with the Indenture. To exercise such options, the Company shall give the written notice required by the Indenture.

Section 4.8.  Company's  Obligation to Purchase Bonds. The Company hereby agrees to pay or cause to be paid to the Trustee or the Paying Agent, on or before each day on which Bonds may be or are required to be tendered for  purchase,  amounts equal to the amounts to be paid by the Trustee or the Paying  Agent with respect to the Bonds  tendered for purchase on such dates  pursuant to Article IV of the
Indenture;  provided,  however,  that the  obligation of the Company to make any such  payment  under this  Section  shall be reduced by the amount of (A) moneys paid by the  Remarketing  Agent as proceeds of the  remarketing of such Bonds by the Remarketing Agent, (B) moneys drawn under a Liquidity Facility,  if any, for the purpose of paying such purchase price and (C) other moneys made available by the Company, as set forth in Section 4.08(b)(ii) of the Indenture.

                               (End of Article IV)

                                   ARTICLE V.

                       ADDITIONAL AGREEMENTS AND COVENANTS

Section 5.1. Right of Inspection. The Company agrees that, subject to reasonable security and safety regulations and to reasonable requirements as to notice, the
Issuer and the  Trustee  and their or any of their  respective  duly  authorized agents  shall have the right at all  reasonable  times to enter upon the Project
Sites to examine and inspect the Projects.

Section  5.2.  Maintenance.  The Company  shall use its best efforts to keep and maintain the Project  Facilities,  including all  appurtenances  thereto and any personal  property  therein  or  thereon,  in good  repair  and  good  operating condition so that the Project  Facilities will continue to constitute  Pollution
Control  Facilities  for the  purposes of the  operation  thereof as required by
Section 5.4 hereof.

          So long as such  shall not be in  violation  of the Act or impair  the character of the Project  Facilities as Pollution  Control  Facilities  and
     provided there is continued compliance with applicable laws and regulations of governmental  entities having  jurisdiction  thereof,  the Company shall have  the  right to  remodel  the  Project  Facilities  or make  additions, modifications  and  improvements  thereto,  from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, the cost of which remodeling,  additions,  modifications and improvements shall be paid by the Company and the same shall,  when made, become a part of the Project
     Facilities.

Section 5.3.  Removal of Portions of the Project  Facilities.  The Company shall not be under  any  obligation  to  renew,  repair  or  replace  any  inadequate, obsolete,  worn out,  unsuitable,  undesirable  or  unnecessary  portions of the
Project Facilities,  except that, subject to Section 5.4 hereof, it will use its best  efforts to ensure the  continued  character of the Project  Facilities  as
Pollution Control Facilities. The Company shall have the right from time to time to  substitute  personal  property or fixtures  for any  portions of the Project
Facilities, provided that the personal property or fixtures so substituted shall not  impair  the  character  of the  Project  Facilities  as  Pollution  Control
Facilities.   Any  such  substituted   property  or  fixtures  shall,   when  so
substituted,  become a part of the Project  Facilities.  The Company  shall also have the  right  to  remove  any  portion  of the  Project  Facilities,  without substitution therefor; provided, that the Company shall deliver to the Trustee a certificate  signed  by an  Engineer  describing  said  portion  of the  Project
Facilities  and stating that the removal of such  property or fixtures  will not impair the character of the Project Facilities as Pollution Control Facilities.

Section 5.4. Operation of Project  Facilities.  The Company will, subject to its obligations  and rights to  maintain,  repair or remove  portions of the Project
Facilities,  as provided in Sections 5.2 and 5.3 hereof, use its best efforts to continue  operation of the Project  Facilities so long as and to the extent that operation thereof is required to comply with laws or regulations of governmental entities  having  jurisdiction  thereof or unless the Issuer shall have approved the  discontinuance  of such operation (which approval shall not be unreasonably withheld).  The  Company  agrees  that it will,  within  the  design  capacities thereof,  use its best efforts to operate and maintain the Project Facilities in accordance with all applicable,  valid and enforceable  rules and regulations of governmental  entities having jurisdiction thereof;  provided,  that the Company reserves the right to contest in good faith any such laws or regulations.

          Nothing in this  Agreement  shall prevent or restrict the Company,  in its sole discretion,  at any time, from  discontinuing or suspending either permanently or temporarily its use of any facility of the Company served by the Project  Facilities and in the event such  discontinuance or suspension shall render unnecessary the continued operation of the Project Facilities, the  Company  shall  have the right to  discontinue  the  operation  of the
     Project  Facilities  during  the  period  of  any  such  discontinuance  or suspension.

Section 5.5.  Insurance.  The Company  shall cause the Project  Facilities to be kept  insured  against  fire or other  casualty to the extent  that  property of similar  character  is usually so insured by  companies  similarly  situated and operating like properties  (including  self-insurance  generally consistent with industry practice),  to a reasonable amount by reputable insurance companies or, in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of  protection  against  loss by fire or other  casualty at least equal in protection to the method or plan of protection  against loss by fire or other casualty of companies similarly situated and operating  properties subject to similar or greater fire or other  hazards or on which  properties an equal or higher primary fire or other  casualty  insurance rate has been set by reputable insurance companies.

Section  5.6.  Workers'  Compensation  Coverage.  Throughout  the  term  of this
Agreement,  the Company  shall  comply,  or cause  compliance,  with  applicable workers' compensation laws of the State.

Section 5.7. Damage; Destruction and Eminent Domain. If, during the term of this
Agreement, the Project Facilities or any portion thereof is destroyed or damaged in whole or in part by fire or other casualty, or title to, or the temporary use of, the Project  Facilities or any portion  thereof shall have been taken by the exercise  of the power of  eminent  domain,  the  Company  (unless it shall have exercised its option to prepay the Loan Payments pursuant to Section 6.2 hereof)
shall promptly repair,  rebuild or restore the portion of the Project Facilities so damaged, destroyed or taken with such changes,  alterations and modifications
(including the  substitution and addition of other property) as may be necessary or desirable for the  administration  and operation of the Project Facilities as
Pollution  Control   Facilities  and  as  shall  not  impair  the  character  or significance of the Project Facilities as furthering the purposes of the Act.

Section 5.8. Company to Maintain its Corporate Existence; Conditions Under Which
Exceptions  Permitted.  The  Company  agrees  that,  during  the  term  of  this
Agreement,  it will  maintain  its  corporate  existence,  will not  dissolve or otherwise  dispose  of all or  substantially  all of its  assets  and  will  not consolidate  with or merge into another  corporation or permit one or more other corporations  to  consolidate  with or merge into it;  provided that the Company may, without violating its agreement contained in this Section, consolidate with or merge into another  corporation,  or permit one or more other corporations to consolidate  with or merge  into it, or sell or  otherwise  transfer  to another corporation all or substantially all of its assets as an entirety and thereafter dissolve,  provided the surviving,  resulting or transferee corporation,  as the case may be (if other than the Company), is a corporation organized and existing under the laws of one of the states of the United States, and assumes in writing all  of  the  obligations  of  the  Company  herein,  and,  if  not  an  Indiana corporation, is qualified to do business in the State.

          If consolidation, merger or sale or other transfer is made as provided in this Section,  the  provisions  of this Section  shall  continue in full force and  effect  and no  further  consolidation,  merger or sale or other transfer  shall be made except in  compliance  with the  provisions of this
     Section.

Section 5.9. Indemnification.

     (a)  The Company  releases the Issuer from,  agrees that the Issuer and the
          State shall not be liable for,  and shall  indemnify,  defend and hold harmless  the Issuer and the State from and against  all  liabilities, claims,  costs, loss, penalty,  tax and expenses,  including attorneys fees and  expenses of any nature  imposed  upon,  incurred or asserted against the Issuer on account of: (i) the acceptance or administration of the  Indenture  by the Trustee or the  performance  of the Issuer's
          duties  thereunder,   except  with  respect  to  liability  from  such
          Trustee's  gross  negligence or willful  misconduct in connection with such action taken; (ii) any loss or damage to property or injury to or death of or loss by any  person  that may be  occasioned  by any cause whatsoever  pertaining to the  acquisition,  construction,  equipping, installation,  maintenance,  operation or use,  non-use,  condition or occupancy  of the  Projects  or a part  thereof;  (iii) any  breach or default on the part of the Company in the  performance of any covenant or  agreement  of the  Company  under  this Loan  Agreement,  the Bond
          Purchase  Agreement or any contract or other  document  related to the
          Projects or a part thereof,  or arising from any act or failure to act or  misrepresentation  by the Company, or any of the Company's agents, contractors,  servants,  employees or licensees; (iv) violation of any law, ordinance, or regulation arising out of the ownership, occupancy, or use of the Projects or a part thereof; (v) undertaking the Projects or the failure to undertake the Projects;  (vi) any act,  omitted act, or  misrepresentation  by the  Issuer  in  connection  with  or in the performance  of any  obligation  related  to the  issuance,  sale,  or delivery of (or failure to issue,  sell,  or deliver)  the Bonds under this Loan Agreement or the Indenture,  or any other agreement executed by or on behalf of the Issuer  (provided  that  nothing in this clause should be  construed  to  indemnify  or release  the  Issuer  from any
          liability   which  it  would  otherwise  have  had  arising  from  the intentional misrepresentation or willful misconduct on the part of the
          Issuer);  (vii) the authorization,  issuance,  failure to issue, sale, remarketing,  trading,  redemption or servicing of the Bonds,  and the provision of any information or certification  furnished in connection therewith concerning the Bonds, the Projects or the Company including, without  limitation,  the Official  Statement  (as defined in the Bond
          Purchase Agreement), any information furnished by the Company for, and
          included   in,  or  used  as  a  basis   for   preparation   of,   any
          certifications,  information  statements  or reports  furnished by the
          Issuer (including,  without limitation,  IRS Form 8038), and any other information or  certification  obtained from the Company to assure the exclusion  of the  interest  on the  Bonds  from  gross  income of the holders thereof for federal income tax purposes;  (viii) the Company's failure to comply with, any  requirement of this Loan Agreement or the
          Code  pertaining  to such  exclusion of that  interest,  including the covenants in Section 5.10 hereof and in the Tax Certificate;  and (ix)
          any claim,  action or  proceeding  brought with respect to the matters set forth in (i), (ii), (iii), (iv), (v), (vi), (vii) or (viii) above, except as limited or  excluded  based upon gross  negligence,  willful misconduct or intentional misrepresentation.

          The Company  agrees to indemnify the Trustee,  the Paying  Agent,  the
     Remarketing  Agent,  the Auction Agent and the Registrar (each  hereinafter referred to in this  Section as an  "indemnified  party")  for, and to hold each of them harmless against, all liabilities, claims, costs and expenses, incurred without gross negligence or willful  misconduct on the part of the indemnified  party on account of any action taken or omitted to be taken by the indemnified  party in accordance with the terms of this Loan Agreement, the Bonds or the  Indenture,  or any action taken at the request of or with the  consent  of the  Company,  including  the  costs and  expenses  of the indemnified  party in defending  itself  against any such claim,  action or proceeding brought in connection with the exercise or performance of any of its powers or duties under this Loan Agreement, the Bonds or the Indenture.

          In case any action or proceeding  is brought  against the Issuer or an indemnified  party in respect of which  indemnity may be sought  hereunder, the party seeking  indemnity  promptly  shall give notice of that action or proceeding  to the  Company,  and the Company  upon  receipt of that notice shall have the obligation and the right to assume the defense of the action or proceeding;  provided, that failure of a party to give that notice shall not relieve  the Company  from any of its  obligations  under this  Section unless that failure  prejudices  the defense of the action or proceeding by the Company.  At its own expense,  an indemnified party may employ separate counsel and  participate  in the defense;  provided,  however,  where it is ethically  inappropriate  for one firm to  represent  the  interests of the
     Issuer and any other  indemnified  party or parties,  the Company shall pay the Issuer's  legal expenses in connection  with the Issuer's  retention of separate  counsel.  The Company shall not be liable for any settlement made without the Company's consent.

          The  indemnification  set forth above is intended to and shall include the release  and  indemnification  of all  affected  officials,  directors, members, officers, employees,  attorneys, agents, successors and assigns of the Issuer,  the Trustee,  the Paying Agent,  the  Remarketing  Agent,  the
     Auction Agent and the  Registrar,  respectively,  past,  present or future.
     Each release and/or indemnification is intended to and shall be enforceable by the Issuer and the Trustee, the Paying Agent, the Remarketing Agent, the
     Auction Agent and the Registrar, respectively, to the full extent permitted by law.

     (b)  Notwithstanding the foregoing, the Company shall be entitled to pursue its remedies  against the Issuer for damages to the Company  resulting directly from personal  injury or property  damage caused by the gross negligence or willful misconduct of the Issuer.

     (c)  No  covenant or  agreement  contained  in the Bonds or this  Agreement shall be deemed to be a  covenant  or  agreement  of any member of the
          Issuer  or of any  officer  or  employee  of the  Issuer in his or her individual  capacity,  and  neither  the  Issuer  nor any  officer  or employee of the Issuer executing the Bonds shall be liable  personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds.

     (d)  The  indemnity  set forth  herein  shall be in  addition  to any other obligations  of the Company to the holder or amounts due  hereunder to the  Issuer or at common  law or  otherwise,  and  shall  survive  any termination  of this  Agreement,  and the  payment of all  obligations hereunder.

Section  5.10.  Company Not to Adversely  Affect  Exclusion of Interest on Bonds
From Gross Income For Federal Income Tax Purposes.  The Company hereby covenants and represents that it has taken and caused to be taken and shall take and cause to be taken all actions that may be required of it for the interest on the Bonds to be and remain  excluded  from the gross  income of the  Holders  for  federal income tax  purposes,  and that it has not taken or permitted to be taken on its behalf,  and  covenants  that it will not  take,  or  permit  to be taken on its behalf,  any action which, if taken, would adversely affect that exclusion under the provisions of the Code.

Section 5.11. Ownership of Projects;  Use of Projects. The Issuer agrees that it does not have and shall not have any  interest  in, title to or ownership of the
Projects or the Project Site. The Issuer does hereby  covenant and agree that it will not take any action, or cause any action to be taken on its behalf,  during the term of this Agreement, other than pursuant to Article VII of this Agreement or Article VII of the  Indenture,  to  interfere  with the  Company's  ownership interest  in the  Projects or to prevent  the  Company  from having  possession, custody,  use and enjoyment of the Projects,  except such action as is requested by the Trustee in enforcing any remedies available to it under this Agreement or the Indenture.

Section 5.12. Assignment by Company. Notwithstanding any other provision of this
Loan  Agreement,  this  Agreement  may be  assigned  in  whole or in part by the
Company and the  Projects  may be sold or  conveyed  by the Company  without the necessity of obtaining the consent of either the Issuer or the Trustee and after providing  written notice to the Issuer but,  subject,  however,  to each of the following conditions:

     (a)  The Company must provide the Trustee and the Remarketing Agent with an
          Opinion of Bond Counsel that such action will not affect the exclusion of the interest on the Bonds for federal income tax purposes.

     (b)  The Company shall, within 30 days after execution thereof,  furnish or cause  to be  furnished  to the  Issuer  and the  Trustee  a true  and complete copy of each such assignment  together with any instrument of assumption.

     (c)  Any  assignment   from  the  Company  shall  not   materially   impair
          fulfillment of the Project Purposes to be accomplished by operation of the Projects as herein provided.

                               (End of Article V)

                                  ARTICLE VI.

                                   REDEMPTION

Section  6.1.  Optional  Redemption.  Provided  no Event of  Default  shall have occurred and be  subsisting,  at any time and from time to time, the Company may deliver  moneys to the  Trustee  in  addition  to Loan  Payments  or  Additional
Payments  required  to be made and  direct  the  Trustee  to use the  moneys  so delivered for the purpose of calling Bonds for optional redemption in accordance
with  the  applicable   provisions  of  the  Indenture  providing  for  optional
redemption at the redemption price stated in the Indenture.  Pending application for those  purposes,  any moneys so delivered  shall be held by the Trustee in a special  account in the Bond Fund and delivery of those moneys shall not, except as set forth in Section 4.1 hereof,  operate to abate or postpone  Loan Payments or Additional  Payments  otherwise becoming due or to alter or suspend any other obligations of the Company under this Agreement.

Section 6.2. Extraordinary Optional Redemption.  The Company shall have, subject to the conditions  hereinafter  imposed, the option during a Term Rate Period to direct the  redemption  of the Bonds in whole upon the  occurrence  of the event described  below in paragraph  (c) and in part upon the  occurrence of the other events  described  below in  accordance  with the  applicable  provisions of the
Indenture.  In the event that any of the events described below affect less than all of the Project Facilities and the Generating  Stations which they serve, the
Bonds may be redeemed in an amount equal to the outstanding  principal amount of the Bonds  multiplied by the  following  allocable  percentage  figures for each
Project Facility:  7% for the Gallagher  Generating Station,  48% for the Gibson
Generating  Station,  1%, for the Wabash River  Generating  Station,  1% for the
Edwardsport Generating Station, and 43% for the Cayuga Generating Station.

     (a)  The Project  Facilities or the  Generating  Stations  which they serve shall have been  damaged or  destroyed to such an extent that (1) such
          Project  Facilities or such  Generating  Station cannot  reasonably be expected to be restored, within a period of six consecutive months, to the condition thereof immediately preceding such damage or destruction or (2)  the  Company  is  reasonably  expected  to be  prevented  from carrying on its normal use and operation of such Project Facilities or such Generating Station for a period of six consecutive months.

     (b)  Title to, or the temporary use of, all or a significant part of one or more of the Project  Facilities or the  Generating  Station which they serve shall have been taken under the exercise of the power of eminent domain  to such an extent  that (1) such  Project  Facilities  or such
          Generating Station cannot reasonably be expected to be restored within a period  of six  consecutive  months  to a  condition  of  usefulness comparable to that existing  prior to the taking or (2) the Company is reasonably  expected to be prevented  from  carrying on its normal use and operation of such Project  Facilities or such  Generating  Station for a period of six consecutive months.

     (c)  As a result of any  changes  in the  Constitution  of the  State,  the
          Constitution  of the United  States of America or any state or federal laws or as a result of legislative or  administrative  action (whether state or federal) or by final  decree,  judgment or order of any court or  administrative  body (whether state or federal)  entered after any contest  thereof by the  Issuer or the  Company  in good  faith,  this
          Agreement  shall have become void or  unenforceable  or  impossible of performance  in accordance  with the intent and purpose of the parties as expressed in this Agreement.

     (d)  Unreasonable burdens or excessive  liabilities shall have been imposed upon the  Issuer or the  Company  with  respect  to one or more of the
          Project  Facilities or the Generating  Station which they serve or the operation thereof,  including,  without limitation,  the imposition of federal,  state or other ad valorem,  property,  income or other taxes other  than ad  valorem  taxes  at the  rates  presently  levied  upon privately  owned  property  used for the same general  purpose as such
          Project Facilities or such Generating Station.

     (e)  Changes  in the  economic  availability  of raw  materials,  operating supplies, energy sources or supplies or facilities (including, but not limited to,  facilities in connection  with the disposal of industrial wastes)  necessary  for the  operation  of one or more of the  Project
          Facilities or the Generating  Station which they serve for the Project
          Purposes  occur or  technological  or other  changes  occur  which the
          Company  cannot  reasonably  overcome  or  control  and  which  in the
          Company's  reasonable  judgment render such Project Facilities or such
          Generating Station uneconomic or obsolete for the Project Purposes.

     (f)  Any court or  administrative  body shall  enter a  judgment,  order or decree, or shall take administrative action,  requiring the Company to cease all or any substantial  part of its operations  served by one or more of the Project  Facilities or the  Generating  Station which they serve to such  extent that the  Company is or will be  prevented  from carrying on its normal  operations at such Project  Facilities or such
          Generating Station for a period of six consecutive months.

     (g)  The termination by the Company of operations at the Generating Station which is served by any of the Project Facilities.

          The amount  payable by the Company in the event of its exercise of the option granted in this Section shall be the sum of the following:

          (i)  An  amount  of  money  which,   when  added  to  the  moneys  and
               investments  held  to  the  credit  of the  Bond  Fund,  will  be sufficient pursuant to the provisions of the Indenture to pay, at
               100% of the principal amount thereof plus accrued interest to the
               redemption   date,  and   discharge,   all  or  such  portion  of
               Outstanding  Bonds  to be  redeemed  on the  earliest  applicable redemption date, that amount to be paid to the Trustee, plus

          (ii) An amount of money equal to the Additional  Payments  relating to those Bonds  accrued and to accrue until actual final payment and redemption  of those Bonds,  that amount or  applicable  portions thereof to be paid to the Trustee or to the Persons to whom those
               Additional Payments are or will be due.

The requirement of (ii) above with respect to Additional  Payments to accrue may be met if  provisions  satisfactory  to the  Trustee and the Issuer are made for paying those amounts as they accrue.

          The rights and options  granted to the Company in this  Section may be exercised  whether or not the  Company is in default  hereunder;  provided, that such  default  will not  relieve  the Company  from  performing  those actions  which are  necessary to exercise any such right or option  granted hereunder.

Section 6.3. Mandatory Redemption.  The Company shall deliver to the Trustee the moneys  needed to redeem the Bonds in accordance  with any mandatory  redemption provisions  relating  thereto  as may be set  forth in  Section  4.01(b)  of the
Indenture.

Section 6.4. Notice of Redemption. In order to exercise an option granted in, or to  consummate  a redemption  required  by, this Article VI, the Company  shall, within 180 days following the event  authorizing the exercise of such option, or at any time during the  continuation of the condition  referred to in paragraphs
(c), (d) or (e) of Section 6.2 hereof,  or at any time that optional  redemption of the Bonds is permitted under the Indenture as provided in Section 6.1 hereof, or promptly upon the occurrence of a Determination  of Taxability,  give written notice to the Issuer and the Trustee that it is exercising  its option to direct the redemption of Bonds,  or that the redemption  thereof is required by Section
4.01(b) of the Indenture due to the occurrence of a Determination of Taxability, as the case may be, in  accordance  with the Agreement  and the  Indenture,  and shall specify  therein the date on which such  redemption  is to be made,  which date shall not be more than 180 days from the date such  notice is  mailed.  The
Company shall make  arrangements  satisfactory  to the Trustee for the giving of the  required  notice  of  redemption  to the  Holders  of the  Bonds,  in which arrangements the Issuer shall cooperate.

Section 6.5. Actions by Issuer. Subject to Section 4.2 hereof, at the request of the Company or the Trustee, the Issuer shall take all steps required of it under the applicable provisions of the Indenture or the Bonds to effect the redemption of all or a portion of the Bonds pursuant to this Article VI.

                               (End of Article VI)

                                  ARTICLE VII.

                         EVENTS OF DEFAULT AND REMEDIES

Section  7.1.  Events of  Default.  Each of the  following  shall be an Event of
Default:

     (a)  The  occurrence of an event of default as defined in Section 7.01 (a),
          (b), (c) or (d) of the Indenture;

     (b)  The Company  shall fail to observe  and  perform any other  agreement, term or condition contained in this Agreement, other than such failure as will have  resulted in an event of default  described  in (a) above and the  continuation  of that  failure  for a period of 90 days after notice  thereof  shall have been given to the Company by the Issuer or the Trustee,  or for such longer  period as the Issuer and the Trustee may agree to in writing;  provided,  that failure shall not constitute an Event of Default so long as the Company institutes  curative action within the  applicable  period and  diligently  pursues that action to completion within 150 days after the expiration of initial cure period as  determined  above,  or within such longer period as the Issuer and the Trustee may agree to in writing;

     (c)  The  receipt by the Trustee of written  notice  from the Bond  Insurer that an event of default  has  occurred  and is  continuing  under the
          Insurance Agreement; and

     (d)  By decree of a court of competent  jurisdiction  the Company  shall be adjudicated a bankrupt, or an order shall be made approving a petition or answer filed seeking  reorganization or readjustment of the Company under  the  federal  bankruptcy  laws or other law or  statute  of the
          United  States  of  America  or of the state of  incorporation  of the
          Company or of any other state, or, by order of such a court, a trustee in  bankruptcy,  a receiver or receivers  shall be appointed of all or substantially all of the property of the Company,  and any such decree or order shall have  continued  unstayed on appeal or otherwise and in effect for a period of sixty (60) days; and

     (e)  The Company  shall file a petition in  voluntary  bankruptcy  or shall make an  assignment  for the benefit of creditors or shall  consent to the  appointment  of a receiver or receivers of all or any part of its
          property,   or  shall  file  a  petition  seeking   reorganization  or
          readjustment under the Federal bankruptcy laws or other law or statute of the United States of America or any state thereof,  or shall file a petition to take advantage of any debtors' act.

          Notwithstanding  the foregoing,  if, by reason of Force  Majeure,  the
     Company is unable to perform or observe any  agreement,  term or  condition hereof which would give rise to an Event of Default  under  subsection  (b)
     hereof,  the Company shall not be deemed in default during the  continuance of such inability.  However,  the Company shall promptly give notice to the
     Trustee and the Issuer of the  existence  of an event of Force  Majeure and shall use its best efforts to remove the effects thereof; provided that the settlement of strikes or other  industrial  disturbances  shall be entirely within its discretion.

          The exercise of remedies  hereunder shall be subject to any applicable
     limitations  of  federal   bankruptcy  law  affecting  or  precluding  that
     declaration or exercise during the pendency of or immediately following any bankruptcy, liquidation or reorganization proceedings.

Section  7.2.  Remedies  on  Default.  Whenever  an Event of Default  shall have happened and be subsisting,  either or both of the following  remedial steps may be taken:

     (a)  The Issuer or the  Trustee may have  access to,  inspect,  examine and make copies of the books, records,  accounts and financial data of the
          Company, only, however, insofar as they pertain to the Projects; or

     (b)  The Issuer or the Trustee  may pursue all  remedies  now or  hereafter existing at law or in equity to recover  all  amounts,  including  all
          Loan Payments and Additional Payments and under Section 4.8 hereof the purchase price of Bonds tendered for purchase, then due and thereafter to become due under this Agreement,  or to enforce the performance and observance  of any other  obligation or agreement of the Company under this Agreement.

Notwithstanding  the  foregoing,  the Issuer  shall not be obligated to take any step  which in its  opinion  will or might  cause it to expend  time or money or otherwise  incur  liability  unless and until a satisfactory  indemnity bond has been  furnished  to the Issuer at no cost or expense to the Issuer.  Any amounts collected as Loan  Payments or applicable to Loan Payments and any other amounts which would be applicable to payment of Bond Service Charges collected  pursuant to action taken under this Section  shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the outstanding  Bonds have  been  paid  and  discharged  in  accordance  with  the  provisions  of the
Indenture,  shall be paid as  provided  in  Section  5.08 of the  Indenture  for transfers of remaining amounts in the Bond Fund.

          The  provisions of this Section are subject to the further  limitation that the  rescission and annulment by the Trustee of its  declaration  that all of the Bonds are  immediately  due and payable also shall  constitute a rescission and annulment of any corresponding  declaration made pursuant to this Section and a rescission  and  annulment of the  consequences  of that declaration  and of the  Event  of  Default  with  respect  to  which  that declaration  has been made,  provided that no such rescission and annulment shall  extend to or affect any  subsequent  or other  default or impair any right consequent thereon.

Section 7.3. No Remedy  Exclusive.  No remedy  conferred upon or reserved to the
Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other  remedy given under this  Agreement,  or now or hereafter existing at law, in equity or by statute.  No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be  construed  to be a waiver  thereof,  but any such right or power  may be  exercised  from  time  to  time  and as  often  as may be  deemed expedient.  In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this  Article,  it shall not be  necessary to give any notice, other than any notice  required by law or for which  express  provision  is made herein.

Section  7.4.  Agreement to Pay  Attorneys'  Fees and  Expenses.  If an Event of
Default  should  occur and the  Issuer or the  Trustee  should  incur  expenses, including  attorneys' fees, in connection with the enforcement of this Agreement or the collection of sums due hereunder,  the Company shall be required,  to the extent permitted by law, to reimburse the Issuer and the Trustee, as applicable, for the expenses so incurred upon demand.

Section  7.5. No Waiver.  No failure by the Issuer or the Trustee to insist upon the strict performance by the Company of any provision hereof shall constitute a waiver of their  right to strict  performance  and no  express  waiver  shall be deemed to apply to any other existing or subsequent  right to remedy the failure by the Company to observe or comply with any provision hereof.

Section 7.6. Notice of Default. The Company shall notify the Trustee immediately if it becomes aware of the  occurrence  of any Event of Default  hereunder or of any fact, condition or event which, with the giving of notice or passage of time or both, would become an Event of Default.

                              (End of Article VII)

                                 ARTICLE VIII.

                                  MISCELLANEOUS

Section 8.1. Term of Agreement. This Agreement shall be and remain in full force and effect  from the date of  delivery  of the Bonds to the  Original  Purchaser until such time as (i) all of the Bonds shall have been fully paid (or provision made for such payment) and the  Indenture has been released  pursuant to Section
9.01 thereof and (ii) all other sums payable by the Company under this Agreement shall have been paid;  provided,  however,  the obligations of the Company under
Sections 4.2 and 5.9 hereof shall survive any termination of this Agreement.

Section 8.2. Amounts  Remaining in Funds. Any amounts in the Bond Fund remaining unclaimed  by the  Holders  of Bonds for four years  after the due date  thereof
(whether at stated maturity, by redemption,  upon acceleration or otherwise), at the  option  of the  Company,  shall be  deemed  to belong to and shall be paid, subject to Section 5.07 of the Indenture, at the written request of the Company, to the Company by the Trustee. With respect to that principal of and any premium and interest on the Bonds to be paid from moneys paid to the Company pursuant to the preceding sentence,  the Holders of the Bonds entitled to those moneys shall look solely to the Company for the payment of those moneys. Further, any amounts remaining in the Bond Fund and any other special funds or accounts created under this Agreement or the Indenture,  except the Rebate Fund, after all of the Bonds shall be deemed to have been paid and  discharged  under the  provisions  of the
Indenture and all other amounts required to be paid under this Agreement and the
Indenture have been paid,  shall be paid to the Company to the extent that those moneys  are in  excess  of the  amounts  necessary  to effect  the  payment  and discharge of the Outstanding Bonds.

Section   8.3.   Notices.   All   notices,   certificates,   requests  or  other
communications  hereunder shall be in writing, except as provided in Section 3.4 hereof,  and shall be deemed to be sufficiently  given when mailed by registered or certified mail,  postage  prepaid,  and addressed to the  appropriate  Notice
Address.  A  duplicate  copy of  each  notice,  certificate,  request  or  other communication  given  hereunder to the Issuer,  the Company,  the Trustee or the
Bond Insurer  shall also be given to the others.  The Company,  the Issuer,  the
Trustee and any Credit Facility Issuer, by notice given hereunder, may designate any further or different  addresses to which subsequent  notices,  certificates, requests or other communications shall be sent.

Section  8.4.  Extent of  Covenants of the Issuer;  No Personal  Liability.  All
covenants,  obligations and agreements of the Issuer contained in this Agreement or the Indenture  shall be effective to the extent  authorized  and permitted by applicable law. No such covenant,  obligation or agreement shall be deemed to be a covenant,  obligation or agreement of any present or future  member,  officer, agent or employee of the Issuer in other than his official capacity, and neither the members of the Issuer nor any official  executing  the Bonds shall be liable
personally   on  the  Bonds  or  be  subject  to  any   personal   liability  or
accountability  by reason of the issuance thereof or by reason of the covenants, obligations  or agreements of the Issuer  contained in this  Agreement or in the
Indenture.

Section 8.5.  Binding  Effect.  This Agreement shall inure to the benefit of and shall be binding in accordance  with its terms upon the Issuer,  the Company and their respective  permitted  successors and assigns provided that this Agreement may not be assigned by the Company (except as permitted under Sections 5.8, 5.12 or 5.13 hereof) and may not be assigned by the Issuer  except to (i) the Trustee pursuant to the  Indenture or as otherwise may be necessary to enforce or secure payment of Bond Service Charges or (ii) any successor public body to the Issuer.

Section 8.6. Amendments and Supplements.  Except as otherwise expressly provided in this Agreement or the Indenture,  subsequent to the issuance of the Bonds and prior  to all  conditions  provided  for in the  Indenture  for  release  of the
Indenture  having  been met,  this  Agreement  may not be  effectively  amended, changed,  modified,  altered or terminated by the parties hereto except with the consents  required by, and in accordance  with,  the provisions of Article XI of the Indenture, as applicable.

Section 8.7. Continuing Disclosure. The Issuer hereby .acknowledges the entry by the Company into the Continuing Disclosure Agreement under which the Company has assumed  certain  obligations  for the benefit of the Holders of the Bonds.  The
Company  agrees to  perform  its  obligations  under the  Continuing  Disclosure
Agreement.  The  Company  acknowledges  and  agrees  that the  Issuer  is not an
"obligated  person" (as defined in the  Continuing  Disclosure  Agreement)  with respect  to the Bonds and  represents  that the  Company  is the only  obligated person with respect to the Bonds.  Notwithstanding  any other  provision of this
Agreement,  any  failure by the  Company  to comply  with any  provision  of the
Continuing Disclosure Agreement shall not be a failure or a default, or an Event of Default, under this Agreement or the Indenture.

Section  8.8.  Execution  Counterparts.  This  Agreement  may be executed in any number of  counterparts,  each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

Section 8.9. Severability.  If any provision of this Agreement, or any covenant, obligation  or  agreement  contained  herein  is  determined  by a  judicial  or administrative  authority  to be invalid or  unenforceable,  that  determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability  shall not affect any  valid  and  enforceable  application  thereof,  and  each  such  provision, covenant,  obligation or agreement  shall be deemed to be effective,  operative, made,  entered  into or taken in the manner and to the full extent  permitted by law.

Section 8.10.  Governing  Law. This  Agreement  shall be deemed to be a contract made under the laws of the State and for all  purposes  shall be governed by and construed in accordance with the laws of the State.

                              (End of Article VIII)

          IN WITNESS  WHEREOF,  the  Issuer and the  Company  have  caused  this
     Agreement to be duly executed in their respective names, all as of the date hereinbefore written.

                                     INDIANA DEVELOPMENT FINANCE
                                     AUTHORITY

                                     By: ______________________________________
                                           Timothy J. Monger, Designee of
                                           Lieutenant Governor's Office

Attest:

________________________________
Cristine M. Klika, Executive Director

            [Issuer's Signature Page to Series 2004B Loan Agreement]

                                 PSI ENERGY, INC.

                                 By: __________________________________________
                                       Wendy L. Aumiller
                                       Treasurer

            [Company's Signature Page to Series 2004B Loan Agreement]

                                    EXHIBIT A

                                    PROJECTS

Project 1

Miscellaneous improvements to and expansion of the waste handling facilities for the Cayuga Generating  Station used in the collection,  transport,  and storage, handling  and disposal of solid  waste.  Cayuga  Station is located in Vermilion
County, Indiana.

Project 2

Miscellaneous  improvements  to and  expansion  of the ash handling and disposal facilities  for the  Edwardsport  Generating  Station  used  in the  collection, transport, and disposal of bottom ash, pyrites, economizer ash, and precipitator fly ash. Edwardsport Station is located in Knox County, Indiana.

Project 3

Miscellaneous  improvements  to and  expansion  of the ash handling and disposal facilities  for the Wabash  River  Generating  Station  used in the  collection, transport, and disposal of bottom ash, pyrites, economizer ash, and precipitator fly ash. Wabash River Station is located in Vigo County, Indiana.

Project 4

Miscellaneous  improvements  to and expansion of the waste handling and disposal facilities for the Gibson Generating Station used in the collection,  transport, and disposal solid wastes as a result of scrubbing  sulfur dioxide from the flue gas stream.  This  facility  also  includes  improvements  to and  expansion  of facilities  used in the  collection,  transport,  and  disposal  of bottom  ash, pyrites,  economizer ash, and precipitator fly ash. Gibson Station is located in
Gibson County, Indiana.

Project 5

This  facility  covers the  improvements  to and  expansion  of the solid  waste disposal  facilities  for the Gibson  Generating  Station Unit #3 as a result of installation of a flue gas desulphurization  system ("FGD System").  The removal of  sulfur  dioxide  from the flue gas  stream  creates  a solid  waste  that is collected,  processed,  transported,  and  stored  on site  in a waste  disposal landfill. Gibson Station is located in Gibson County, Indiana.

Projects 6 & 7

Improvements  to and  expansion of the solid waste  disposal  facilities  at the
Cayuga Generating Station as a result of the installation of FGD Systems on both
Unit 1 and Unit 2, the  purpose of which is the removal of sulfur  dioxide  from the flue gas of each  unit.  The  removal  of sulfur  dioxide  from the flue gas stream  creates a solid waste that is  collected,  processed,  transported,  and stored on site in a waste disposal landfill. In addition to the new FGD Systems, a new landfill will be  constructed  to store the solid waste created by the FGD
Systems. Cayuga Station is located in Vermilion County, Indiana.

Project 8

Improvements  to and  expansion of the solid waste  disposal  facilities  at the
Gallagher  Generating  Station as a result of the  installation of polishing bag house  systems  (PBH  Systems) on Units 1, 2, 3 & 4, the purpose of which is the removal of fly ash from the flue gas stream of each unit. The removal of fly ash creates a solid waste that is  collected,  transported,  and stored on site in a waste disposal landfill. In addition to the new PBH Systems, a new landfill will be constructed to store the solid waste collected by the PBH Systems.  Gallagher
Station is located in Floyd County, Indiana.

Projects 9 & 10

Improvements  to and  expansion of the solid waste  disposal  facilities  at the
Gibson Generating Station as a result of installation of new FGD Systems on Unit
1 and Unit 2, the  purpose of which is the  removal of sulfur  dioxide  from the flue gas of each unit.  The removal of sulfur  dioxide  from the flue gas stream creates a solid waste that is collected,  processed,  transported, and stored on site in a waste  disposal  landfill.  The solid waste will be transported to and stored in a new landfill,  currently under  construction  for the storage of all the station's solid waste created by the FGD Systems.  Gibson Station is located in Gibson County, Indiana.

                                       A-2

                                    EXHIBIT B

                          FORM OF DISBURSEMENT REQUEST

                    STATEMENT NO. ___ REQUESTING DISBURSEMENT
                     OF FUNDS FROM PROJECT FUND PURSUANT TO
                   SECTION 3.4 OF THE LOAN AGREEMENT DATED AS
               OF DECEMBER 1, 2004 BETWEEN THE INDIANA DEVELOPMENT
                     FINANCE AUTHORITY AND PSI ENERGY, INC.

     Pursuant to Section 3.4 of the Loan Agreement (the "Agreement") between the
Indiana  Development  Finance Authority (the "Issuer") and PSI Energy, Inc. (the
"Company"),  dated as of December 1, 2004, the  undersigned  Authorized  Company
Representative  hereby  authorizes  Deutsche Bank  National  Trust  Company,  as trustee  (the  "Trustee"),  as  depository  of the Project  Fund  created by the
Indenture (the "Indenture") by and between the Issuer and the Trustee, to pay to the Company out of the moneys  deposited in said Project Fund the  aggregate sum of  $_______________ to pay the person(s) listed on Schedule I which may include reimbursements to the Company, for the advances,  payments and expenditures made by it in connection  with the items listed in Schedule I, which is  incorporated herein by reference.

     The undersigned in connection with the foregoing  request for disbursements from said Project Fund hereby certifies that:

     (a)  Each item is properly  payable out of the Project  Fund in  accordance with the terms and  conditions of the Agreement and none of such items for which  payment is  requested  has formed the basis for any payment heretofore made from said Project Fund.

     (b)  Each item for which payment is requested hereunder is or was necessary or  appropriate  in  connection  with the  acquisition,  construction, equipping,  installation or improvement of the Projects, as defined in the Indenture and Agreement,  or costs related thereto as permitted by the Agreement.

     (c)  This  document  evidences the approval of the  undersigned  Authorized
          Company Representative of each payment hereby authorized.

     (d)  Each item for which disbursement is requested hereunder,  and the cost for each item, is as described in the  information  statement filed by the Issuer in connection with the issuance of the Bonds (as defined in the Agreement),  as required by Section 149(e) of the Code (as defined in the  Agreement);  provided that if the  foregoing  statement is not true, the average reasonably  expected economic life of the facilities which have been and will be paid for with moneys in the  Project  Fund is not less than 5/6ths of the average maturity of the Bonds.

   This _______ day of _______________, ____.

                                         _____________________________
                                         Authorized Company Representative

                                   Schedule I

     TO STATEMENT NO. _______ REQUESTING DISBURSEMENT OF FUNDS FROM PROJECT FUND
     PURSUANT TO SECTION 3.4 OF THE LOAN AGREEMENT DATED AS OF DECEMBER 1, 2004,
     BETWEEN THE INDIANA DEVELOPMENT FINANCE AUTHORITY AND PSI ENERGY, INC.

   PAYEE                         AMOUNT                                 PURPOSE
   -----------------------------------------------------------------------------

                                       B-2